Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		5/18/2006
2	Payment Date		5/22/2006
3	Collection Period	4/1/2006	4/29/2006	29
4	Monthly Interest Period - Actual	4/20/2006	5/21/2006	32
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	184,704,374.85	—	39,276,829.11	145,427,545.74	0.3462561
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,025,097,632.85	$—	$39,276,829.11	$985,820,803.74

12	Total Securitization Value	$1,685,393,258.00	$1,058,805,498.85			$1,019,528,669.74

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	541,799.50	2.9333333	39,818,628.61	215.5803220
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		2,643,882.83		41,920,711.94

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	19,802,023.52
18	Sales Proceeds - Early Terminations	11,795,098.74
19	Sales Proceeds - Scheduled Terminations	12,234,045.76
20	Security Deposits for Terminated Accounts	87,499.00
21	Excess Wear and Tear Received	70,268.13
22	Excess Mileage Charges Received	131,685.84
23	Other Recoveries Received	592,630.72

24	Subtotal: Total Collections	44,713,251.71

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	215,263.69

28	Total Available Funds, prior to Servicer Advances	44,928,515.40

29	Servicer Advance	—

30	Total Available Funds	44,928,515.40

31	Reserve Account Draw	—
32	Available for Distribution	44,928,515.40

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		882,337.92
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		2,643,882.83
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	41,397,294.65
46	Regular Principal Distribution Amount	39,276,829.11
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		39,276,829.11
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		2,120,465.54

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	839,704,374.85
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,019,528,669.74)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	839,704,374.85
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(800,427,545.74)

58	Regular Principal Distribution Amount	39,276,829.11

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,019,528,669.74
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	800,427,545.74

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	44,928,515.40
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	882,337.92
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	2,643,882.83
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	41,397,294.65
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	41,397,294.65
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		64,456.59

85	Subtotal: Reserve Fund Available for Distribution		16,918,389.17
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,918,389.17
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		64,456.59

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	769	14,337,082.29
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(12,297,494.76)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(521,075.58)
95	Less: Excess Wear and Tear Received		(70,268.13)
96	Less: Excess Mileage Received		(131,685.84)

97	Current Period Net Residual Losses/(Gains)	769	1,316,557.98

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	9,596	18,424,566.60
100	Current Period Net Residual Losses (Item 97)	769	1,316,557.98

101	Ending Cumulative Net Residual Losses	10,365	19,741,124.58

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.17%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,019,528,670
105	Number of Current Contracts		72,157	52,045
106	Weighted Average Lease Rate		3.59%	3.52%
107	Average Remaining Term		27.48	14.51
108	Average Original Term		42.98	43.36
109	Monthly Prepayment Speed			79.87%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	53,512	1,152,477,472	1,058,805,499
111	Depreciation/Payments		(17,889,511)	(12,886,576)
112	Gross Credit Losses	(54)	(973,314)	(1,023,889)
113	Early Terminations	(644)	(11,775,711)	(11,029,282)
114	Scheduled Terminations	(769)	(15,175,883)	(14,337,082)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	52,045	1,106,663,052	1,019,528,670

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	51,477	1,009,379,583	99.00%
119	31 - 90 Days Delinquent	507	9,019,056	0.88%
120	90+ Days Delinquent	61	1,130,031	0.11%

121	Total	52,045	1,019,528,670	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		54	1,023,889
124	Aggregate Liquidation Proceeds on charged-off units			(403,821)
125	Recoveries on charged-off units			(714)

126	Current Period Aggregate Net Credit Losses/(Gains)		54	619,354

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses**		428	2,870,423
129	Current Period Net Credit Losses (Item 119)		54	619,354

130	Ending Cumulative Net Credit Losses		482	3,489,777

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.21%

	**2 prior month Early Terminations were reclassified as Credit Losses during the month of April

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
06/20/2006	32,834,780
07/20/2006	30,486,397
08/20/2006	43,757,396
09/20/2006	44,251,478
10/20/2006	43,659,713
11/20/2006	45,060,694
12/20/2006	46,554,268
01/20/2007	46,466,551
02/20/2007	38,914,763
03/20/2007	31,686,521
04/20/2007	33,039,281
05/20/2007	31,972,141
06/20/2007	25,631,719
07/20/2007	27,722,863
08/20/2007	32,593,485
09/20/2007	33,790,742
10/20/2007	38,480,052
11/20/2007	32,394,022
12/20/2007	29,994,379
01/20/2008	27,206,525
02/20/2008	21,200,334
03/20/2008	33,032,077
04/20/2008	43,898,949
05/20/2008	26,260,059
06/20/2008	31,342,985
07/20/2008	32,040,693
08/20/2008	22,223,583
09/20/2008	20,421,914
10/20/2008	19,264,868
11/20/2008	14,051,675
12/20/2008	20,041,918
01/20/2009	15,137,220
02/20/2009	777,085
03/20/2009	183,082
04/20/2009	194,916
05/20/2009	146,834
06/20/2009	166,410
07/20/2009	161,959
08/20/2009	220,597
09/20/2009	258,544
10/20/2009	443,415
11/20/2009	547,694
12/20/2009	736,739
01/20/2010	275,332
02/20/2010	1,078
03/20/2010	942
Total:	1,019,528,670

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(1) each collection period is a calendar month rather than a fiscal month,
(2) timely receipt of all monthly rental payments and sales proceeds,
(3) no credit or residual losses and
(4) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.